POWERING GROWTH DELIVERING VALUE First Quarter 2020 Results May 8, 2020 First Quarter 2020 | 0

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including on demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations, and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. We present “adjusted gross margin” and “adjusted operations and maintenance” that have been adjusted to exclude costs and offsetting operating revenues associated with renewable energy and demand side management programs. We also present “adjusted D&A,” “adjusted interest, net of AFUDC,” and “adjusted other, net” that have been adjusted for the deferral impacts of the Four Corner’s Selective Catalytic Reduction (SCR) equipment and the Ocotillo Modernization Project. We also present “adjusted income taxes" that shows the impact of tax reform. Adjusted gross margin, adjusted operations and maintenance, adjusted D&A, adjusted interest, net of AFUDC, adjusted other, net, and adjusted income taxes are “non-GAAP financial measures,” as defined in accordance with SEC rules. The appendix contains a reconciliation to show the exclusion of costs and offsetting operating revenues associated with renewable energy and demand side management programs, the deferral impacts of the Four Corners SCR equipment and the Ocotillo Modernization Project, and the impact of tax reform. We believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as the installation of the SCR equipment, the Ocotillo Modernization Project and tax reform impacts, and exclude the effects of programs that overstate our gross margin. First Quarter 2020 | 1

EPS VARIANCES 1st Quarter 2020 vs. 1st Quarter 2019 Gross Margin Transmission $ (0.01) Weather $ (0.08) Federal Tax Reform $ (0.15) Other $ 0.03 Adjusted Income Adjusted Taxes Other, net2 Adjusted Pension & Adjusted $0.18 $(0.02) $0.27 Gross OPEB Interest, Margin1 Non-service net of $0.16 $(0.21) Adjusted Adjusted Credits, net AFUDC2 O&M1, 2 D&A2 $0.06 $(0.01) $0.13 $(0.02) 1Q 2019 1Q 2020 1 Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. 2 Driver adjusted for the deferral impacts of the Four Corners Selective Catalytic Reduction (SCR) equipment and Ocotillo Modernization Project. See non-GAAP reconciliation in Appendix. First Quarter 2020 | 2

2020 EPS GUIDANCE Key Factors & Assumptions as of May 8, 2020 2020 Adjusted gross margin1,2 (operating revenues, net of fuel and purchased power expenses) $2.48 – $2.54 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 1-2% higher compared to prior year (excludes potential data center load growth) • Assumes normal weather Adjusted operating and maintenance (O&M)1,2 $830 – $850 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than income taxes) $830 – $850 million Other income (pension and other post-retirement non-service credits, other income and other expense) $70 – $80 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$35 million) $235 – $245 million Net income attributable to noncontrolling interests $20 million Effective tax rate 14% Average diluted common shares outstanding 112.8 million EPS Guidance3 $4.75 – $4.95 1 Excludes O&M of $65 million, and offsetting revenues, associated with renewable energy and demand side management programs. 2 The Covid-19 disconnect suspension and summer disconnection moratorium and revised policies are currently estimated to result in a decrease of approximately $20 million to $30 million of pre-tax income in 2020 depending on certain assumptions, including customer behavior. 3 Guidance range assumes impacts from Covid-19 dissipate by the end of the second quarter and customer and sales growth resume once the economy normalizes. First Quarter 2020 | 3

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PINNACLE WEST
CAPITAL CORPORATION

FINANCIAL OUTLOOK

Key Factors & Assumptions as of May 8, 2020

Gross Margin – Customer and Sales Growth (2020-2022)

Assumption	Impact
Retail customer growth	• Expected to average about 1.5-2.5% annually • Strength in Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth (excludes potential data center load growth)	• About 1.0–2.0%

Gross Margin – Related to 2017 Rate Review Order

Assumption	Impact
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Ability to recover up to $14 million annually of carrying costs for government-mandated environmental capital expenditures (cumulative per kWh cap rate of $0.00050)
Power Supply Adjustor (PSA)	• 100% recovery • Includes certain environmental chemical costs and third-party battery storage
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Transmission revenue is accrued each month as it is earned
APS Solar Communities	• Additions to flow through RES until next base rate case

Property Tax Rate Deferral: APS is allowed to defer for future recovery (or credit to customers) the Arizona property tax expense above (or below) the 2015 test year caused by changes to the applicable composite property tax rate.

Outlook Through 2020: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder's Equity for PNW consolidated, weather-normalized)

First Quarter 2020 | 4

COVID-19 EVENTS AND ENERGY UPDATE Our top priority is to provide reliable service to our customers while maintaining the health and safety of our employees Our Company has made preparations and is executing our plan to effectively manage the current environment and mitigate future impacts. Providing our Effectively transitioned communities with Implemented crisis employees to remote support by contributing management plan work or implemented $8 million to assist including pandemic health and safety customers and non- response protocols profits affected by Covid-19 First Quarter 2020 | 5

PINNACLE WEST PROFILE We are a financially healthy company well positioned to succeed in achieving our long-term goals  Strong balance sheet  Sufficient liquidity  De-risked pension plan through liability driven investment strategy  Sales weighted heavily in the Q3 hot summer months  Large residential population provides potential for offset to lower C&I usage  2020 guidance included an estimate for an increase in bad debt over 2019 related to the summer disconnect moratorium  Lean initiative implemented in 2019 to accelerate O&M reductions  All essential operations work and investments continue, including summer preparedness  Currently no material supply chain risk First Quarter 2020 | 6

ENERGY USAGE AND SALES Second half of March and April show decrease in C&I and increase in residential. Too soon to reach conclusions on usage trends. From March 13th Customer Estimated EPS impact 1% through April 30th the change in annual sales EPS impact from the net Residential $0.09 reduction in load was Commercial $0.07 $(0.10) compared to Industrial $0.01 original expectations Total $0.16 - $0.20 YoY Approximate Sales Growth1 January 1 – March 12 March 13 – April 30 All Classes 1% (7)% Residential 2% 7% C&I (1)% (14)% 1 Weather normalized. First Quarter 2020 | 7

PRELIMINARY WEATHER-NORMALIZED ENERGY TREND Friday, March 13: date when the trend in normalized load begins to change First Quarter 2020 | 8

STRONG BALANCE SHEET AND HEALTHY LIQUIDITY Near-Term Long-Term Debt Maturities Liquidity and Financing Activity $ in millions • $1.2 billion revolver capacity $1,000 ₋ As of May 1st have drawn down $310 million $800 All remaining long- • Option to increase revolver capacity term debt maturities by $500 million for 2020 occur in or • $600 Expect up to $1.0 billion of term debt $450 after August issuance at APS and $450 million at PNW in 2020 $400 • All PNW long-term debt matures in November or December 2020 $200 $350 • $150 million of APS debt repaid in January $- • $200 million APS Term Loan matures 1 2 2 2020 2021 2022 in August 2020 APS PNW 1 2020 maturities include $150 million of APS 2.2% notes repaid in January 2020. 2 No long-term debt maturities in 2021 and 2022. First Quarter 2020 | 9

PENSION PLAN Well funded pension plan with investment strategy that mitigates funding status volatility Pension Funded Status • Liability driven investment 97% 96.4% strategy helps reduce funded status volatility 90% • Approximately 65% of the pension portfolio is in fixed income assets • Hedge 100% of interest rate volatility using Treasury YE 2018 YE 2019 3/31/2020 futures contracts First Quarter 2020 | 10

OPERATIONS AND SUPPLY CHAIN Our operations team has health and safety protocols consistent with our pandemic crisis management plan in place Crisis Preparedness • Executing effectively under our crisis management and business continuity plans • Employee safety top priority with remote working policies and social distancing protocols in place Operations • Essential planned work and capital investments continue • Preparing for summer peak season • Some non-essential planned work postponed to later in 2020 Supply Chain • Conducted contract review to confirm adequacy of summer resource needs • Solicited supplier input to identify market risks associated with 800+ high volume suppliers, including critical suppliers • Currently no material supply chain risk • Mitigation plans are in place First Quarter 2020 | 11

ECONOMIC INDICATORS Year over Year Employment Growth U.S. Phoenix Arizona’s job growth ranked second in the 5% nation in 20191 4% 3% 2% Maricopa County ranked #1 in U.S. for 2 1% population growth for third straight year 0% Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Arizona is the 3rd fastest-growing state in the U.S. according to Census data.3 Single Family & Multifamily Housing Permits Maricopa County Single Family Multifamily Projected 40,000 30,000 20,000 10,000 1 U.S. Bureau of Labor Statistics December 2019 2 U.S. Census Bureau April 2019 3 Census Bureau, Population Division, Release date December 2019 0 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 First Quarter 2020 | 12

ECONOMIC DEVELOPMENT

FUTURE EXPANSIONS

- White Claw/Mark Anthony Brewing Inc. announced plans to build a 916,000-square-foot facility co-located next to Red Bull in Glendale creating an estimated 200 jobs.
- Red Bull announced a 700,000-square-foot distribution center, in addition to the 700,000 square foot facility announced in 2019, adding an estimated 115 new jobs and an additional $84 million in capital investment.
- Nacero Inc. made public plans to build a $3.3 billion natural gas to gasoline manufacturing facility in Casa Grande. The project is expected to encompass a total of 1,038 acres.
- Ball Corporation announced plans to build a second location within the Phoenix metropolitan area next to the Red Bull and White Claw manufacturing facilities in Glendale. Ball plans to invest $300 million and create 190 jobs. This is in addition to their current 500,000-square-foot facility located in Goodyear.

OUR APPROACH FOCUSES ON FOUR MAIN AREAS

Business Attraction & Expansion - constructive engagement with economic development community partners and timely, strategic engagement with economic development prospects, site selectors, and local developers

Community Development - provide financial and strategic economic development support in both rural and metro communities

Entrepreneurial Support - advance the entrepreneurial ecosystem by supporting the strategies of organizations that are making an impact, whether through job creation, capital raised, quality programming or helping to change the perception of the region

Infrastructure Support - drive commercial real estate development by working closely with developers and the Arizona State Land Department to make large commercial land parcels "shovel ready"

What others are saying:

- Census report ranks Arizona 3rd in percentage growth rate; AZ Business Magazine, Jan. 2, 2020
- Arizona gaining as top state for newcomers, study says; Arizona Republic, Jan. 2, 2020
- Electric-car maker breaks ground in Casa Grande as competition grows; Capitol Media Services (AZ Capitol Times), Dec. 3, 2019

PINNACLE WEST CAPITAL CORPORATION
First Quarter 2020 | 13

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 19% 6-7% Average Annual Growth $2.3 81% ACC FERC $1.6 Rate Effective Date 8/19/2017 6/1/2019 Test Year Ended 12/31/20151, 2 12/31/2018 $10.3 Rate Base $6.8B $1.6B $7.7 Equity Layer 55.8% 54.6% Allowed ROE 10.0% 10.75% 2018 2019 2020 2021 2022 1 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate Projected base for an adjusted test year ended 6/30/19. Rate base $ in billions, rounded First Quarter 2020 | 14

OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $ in millions $933 $858 74 $856 $830 - $850 63 48 40 - 50 859 795 808 790 - 800 2017 2018 2019 2020E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $65 million in 2020E. First Quarter 2020 | 15

2020 PLANNED OUTAGE SCHEDULE Coal, Nuclear, and Large Gas Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in Days Days in Days Four Four 5 46 5 29 Palo Verde 1 44 Corners* Corners* Palo Verde 2 30 *Outage duration spans Q1-Q2. Number of days noted per quarter. First Quarter 2020 | 16

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions PROJECTED $2,000 $1,800 $1,650 $1,725 $121 $1,600 $154 $44 $53 $1,400 $1,331 Traditional Generation $1,231 $141 1 $1,200 Ocotillo $185 $45 $613 $794 $14 Environmental $1,000 $27 $250 $168 Clean Generation $800 $181 Transmission $179 $201 $205 $600 Distribution Other $400 $521 $556 $444 $446 $200 $137 $158 $185 $115 $- 2019 2020 2021 2022 • 2020 – 2022 as disclosed in the 2020 First Quarter Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. First Quarter 2020 | 17

APPENDIX First Quarter 2020 | 18

CREDIT RATINGS AND METRICS APS Pinnacle West 2017 2018 2019 Corporate Credit Ratings1 APS FFO / Debt 29.4% 24.5% 22.5% Moody’s A2 A3 FFO / Interest 7.5x 6.5x 6.4x S&P A- A- Debt / 46.8% 47.0% 47.7% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 26.4% 22.1% 19.5% Moody’s A2 A3 FFO / Interest 7.1x 6.2x 5.9x S&P A- BBB+ Debt / 50.0% 51.4% 52.1% Fitch A A- Capitalization S&P rates the outlooks for APS and Pinnacle West as Source: Standard & Poor’s Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. First Quarter 2020 | 19

GROSS MARGIN EFFECTS OF WEATHER $ in millions pretax Variances vs. Normal $25 $20 $15 $10 12 $5 7 $0 $(5) (13) (1) $(10) $(15) (35) $(20) $(25) $(30) $(35) Q1 Q2 Q3 Q4 Q1 2019 2020 $(28) Million $(1) Million All periods recalculated to current 10-year rolling average (2008 – 2017) First Quarter 2020 | 20

RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES1 Renewable Energy Demand Side Management $40 $ in millions pretax $30 $20 $11 $14 $11 $11 $11 $10 $13 $10 $7 $9 $7 $0 Q1 Q2 Q3 Q4 Q1 2019 2020 $86 Million $18 Million 1 Renewable energy and demand side management expenses are offset by adjustment mechanisms First Quarter 2020 | 21

RESIDENTIAL PV APPLICATIONS1 Residential DG (MWdc) Annual Additions 151 133 133 122 4,000 34 3,500 3,000 2016 2017 2018 2019 2020 2,500 2,000 1,500 1,000 500 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 Applications 2018 Applications 2019 Applications 2020 Applications 1 Monthly data equals applications received minus cancelled applications. As of March 31, 2020, approximately 107,800 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 869 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. First Quarter 2020 | 22

2020 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: Feb 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed: Feb 14 Effective: May 1 To be Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Effective: Jun 1 2020 DSM/EE Implementation Plan: E-01345A-19-0148 2020 RES Implementation Plan: E-01345A-19-0088 Hearing Begins: 2019 Rate Case: E-01345A-19-0236 Sept 30 Resource Planning and Procurement: E-00000V-19-0034 IRP Due: Jun 26 Resource Comparison Proxy (RCP): New Docket Filed: May 1 Possible Modification to Commission’s Energy Rules: RU-00000A- Workshops Mar 10, 11 18-0284 Modification to Retail Competition Rules: RE-00000A-18-0405 Workshops Feb 25, 26 Proposed Termination of Service Rule Modifications: RU-00000A- Workshop Jan 30 19-0132 First Quarter 2020 | 23

2019 APS RATE CASE APPLICATION

Filed October 31, 2019
Docket Number: E-01345A-19-0236
Additional details, including filing, can be found at http://www.pinnaclewest.com/investors

Adjustor Changes and New Mechanisms Overview	
Formula Rate	- Proposed as an alternative to existing adjustor mechanisms
Deferral of Costs for Limited Income Program	- Allows for growth of program without requiring estimation of future enrollment
Property Tax Deferral	- Deferral of any increase or decrease in Arizona property taxes attributable to tax rate changes
Rate Design Overview	
Residential Rate Design	- Extend super off peak to residential demand rates - Subscription rate pilot
Commercial and Industrial Rate Design	- Propose AG-Y (access to market index pricing) program for medium and large general service customers
Customer Support Programs	- More ways to enroll in the program - Propose increasing funding of Crisis Bill from $1.25M to $2.5M

PINNACLE WEST CAPITAL CORPORATION
First Quarter 2020 | 24

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Test year ended June 30, 2019 Total Rate Base - Adjusted $11.12 Billion ACC Rate Base - Adjusted $8.87 Billion Allowed Return on Equity 10.15% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 68.59 2.1% Plus: Transfer to base rates of various adjustors already in effect $ 115.04 3.5% Net Customer Bill Impact $ 183.63 5.6% First Quarter 2020 | 25

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Overview of Rate Increase ($ in Millions) - Key Components Four Corners SCRs $ 73 Ocotillo Modernization Project 100 Post-Test Year Plant Additions 66 Net Change in Other Items 64 Tax Expense Adjustor Termination (119) Total Revenue Request $ 184 First Quarter 2020 | 26

APS RATE CASE PROCEDURAL SCHEDULE Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (August 3, 2020) Staff/Intervenor Direct Testimony (Rate Design) (August 10, 2020) APS Rebuttal Testimony (September 1, 2020) Staff/Intervenor Surrebuttal Testimony (September 15, 2020) APS Rejoinder Testimony (September 23, 2020) Pre-Hearing Conference (September 25, 2020) Hearing Commences (September 30, 2020) First Quarter 2020 | 27

ARIZONA UTILITIES GENERAL RATE CASES Tucson Electric Power Company Southwest Gas Docket # E-01933A-19-0028 Docket # G-01551A-19-0055 Application Filed April 1, 2019 Application Filed May 1, 2019 Hearing Commences (Jan 16, 2020) Staff /Intervenor Direct Testimony (Revenue) (Feb 5, Staff’s late-filed testimony (April 10, 2020) 2020) Staff/Intervenor Direct (Rate Design) (Feb 19, 2020) Responsive testimony (May 8, 2020) Additional hearing dates (June 24-25, 2020) SWG Rebuttal Testimony (March 11, 2020) Initial post-hearing briefs (July 14, 2020) Staff/Intervenor Surrebuttal Testimony (April 3, 2020) SWG Rejoinder Testimony (April 14, 2020) Final post-hearing briefs (Aug 4, 2020) Prehearing Conference (May 7, 2020) Hearing Commences (TBD) First Quarter 2020 | 28

NON-GAAP MEASURE RECONCILIATION

Three Months Ended March 31,

$ in millions pretax, except per share amounts	2020[1]	RES/ DSM	Four Corners and Ocotillo Deferrals[2]	Income tax expense at statutory rate	Other	2020 Adjusted	2019[1]	RES/ DSM	Four Corners and Ocotillo Deferrals[2]	Income tax expense at statutory rate	2019 Adjusted	EPS Impact
Operating revenues	$ 662	$ (26)	$ -	$ -	$ -	$ 636	$ 741	$ (31)	$ -	$ -	$ 710	
Fuel and purchased power expenses	(189)	8	-	-	-	(181)	(231)	8	-	-	(223)	
Gross margin	**473**	**(18)**	**-**	**-**	**-**	**455**	**510**	**(23)**	**-**	**-**	**487**	**$(0.21)**
Operations and maintenance	**221**	**(18)**	**(1)**	**-**	**-**	**202**	**246**	**(24)**	**-**	**-**	**222**	**$ 0.13**
Depreciation and amortization	**154**	**-**	**(4)**	**-**	**1**	**151**	**149**	**-**	**(1)**	**-**	**148**	**$(0.02)**
Other taxes	**57**	**-**	**(3)**	**-**	**-**	**54**	**55**	**-**	**(1)**	**-**	**54**	**$ -**
Allowance for equity funds used during construction	(8)	-	-	-	-	(8)	(11)	-	-	-	(11)	
Interest charges	59	-	(9)	-	-	50	61	-	(5)	-	56	
Allowance for borrowed funds used during construction	(4)	-	-	-	-	(4)	(7)	-	-	-	(7)	
Interest expense, net of AFUDC	**47**	**-**	**(9)**	**-**	**-**	**38**	**43**	**-**	**(5)**	**-**	**38**	**$(0.01)**
Other expenses (operating)	1	-	-	-	-	1	-	-	-	-	-	
Other income	(13)	-	9	-	2	(2)	(7)	-	5	-	(2)	
Other expense	5	-	-	-	2	7	4	-	-	-	4	
Renewable energy and demand side management and similar regulatory programs, net	-	-	-	-	-	-	-	1	-	-	1	
Other	**(7)**	**-**	**9**	**-**	**4**	**6**	**(3)**	**1**	**5**	**-**	**3**	**$(0.02)**
Income taxes	**(20)**	**-**	**-**	**(4)**	**-**	**(24)**	**2**	**-**	**-**	**(6)**	**(4)**	**$ 0.18**

[1] Line items from Condensed Consolidated Statements of Income.
[2] See Note 4, Regulatory Matters, in Form 10-Q for the period ended March 31, 2020 for total Four Corners and Ocotillo deferral impacts.

PINNACLE WEST CAPITAL CORPORATION

Numbers may not foot due to rounding.

First Quarter 2020 | 29

NON-GAAP MEASURE RECONCILIATION 2020 Guidance $ in millions pretax Operating revenues1 $ 3,570 - $ 3,640 Fuel and purchased power expenses1 (1,030) - (1,040) Gross margin 2,540 - 2,600 Adjustments: Renewable energy and demand side management programs (65) - (65) Adjusted gross margin $ 2,475 - $ 2,535 Operations and maintenance1 $ 895 - $ 915 Adjustments: Renewable energy and demand side management programs (65) - (65) Adjusted operations and maintenance $ 830 - $ 850 1 Line items from Consolidated Statements of Income. First Quarter 2020 | 30

CONSOLIDATED STATISTICS 3 Months Ended March 31, 2020 2019 Incr (Decr) ELECTRIC OPERATING REVENUES (Dollars in Millions) Retail Residential $ 325 $ 352 (26) Business 303 333 (29) Total Retail 628 684 (56) Sales for Resale (Wholesale) 15 36 (22) Transmission for Others 16 15 1 Other Miscellaneous Services 2 4 (2) Total Electric Operating Revenues $ 661 $ 740 (79) ELECTRIC SALES (GWH) Retail Residential 2,510 2,577 (67) Business 3,161 3,200 (39) Total Retail 5,672 5,778 (106) Sales for Resale (Wholesale) 807 846 (40) Total Electric Sales 6,478 6,624 (146) RETAIL SALES (GWH) - WEATHER NORMALIZED Residential 2,488 2,468 20 Business 3,203 3,178 25 Total Retail Sales 5,692 5,646 45 Retail sales (GWH) (% over prior year) 0.8% 1.0% (0.2)% AVERAGE ELECTRIC CUSTOMERS Retail Customers Residential 1,144,738 1,120,307 24,430 Business 138,023 134,943 3,080 Total Retail 1,282,761 1,255,250 27,510 Wholesale Customers 46 53 (6) Total Customers 1,282,807 1,255,303 27,504 Total Customer Growth (% over prior year) 2.2% 1.9% 0.3% RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer) Residential 2,173 2,203 (30) Business 23,210 23,551 (341) First Quarter 2020 | 31 Numbers may not foot due to rounding.

CONSOLIDATED STATISTICS 3 Months Ended March 31, 2020 2019 Incr (Decr) ENERGY SOURCES (GWH) Generation Production Nuclear 2,405 2,512 (107) Coal 1,407 1,773 (367) Gas, Oil and Other 2,082 1,848 234 Renewables 114 118 (4) Total Generation Production 6,008 6,252 (244) Purchased Power - Conventional 212 224 (12) Resales 6 24 (18) Renewables 535 460 75 Total Purchased Power 753 708 45 Total Energy Sources 6,760 6,960 (199) POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 96% 101% (5)% Coal 39% 49% (11)% Gas, Oil and Other 25% 27% (2)% Solar 23% 24% (1)% System Average 40% 46% (6)% WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days - - - Heating Degree-Days 525 605 (80) Average Humidity 0% 0% 0% 10-Year Averages (2007 - 2016) Cooling Degree-Days - - - - Heating Degree-Days 441 441 Average Humidity 0% 0% - First Quarter 2020 | 32 Numbers may not foot due to rounding.